Weyerhaeuser Company				Exhibit 99.2
Q3.2017 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations(1)(2)

in millions	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net sales	$1,808	$1,872	$1,709	$5,373	$4,769
Cost of products sold	1,336	1,374	1,328	3,982	3,702
Gross margin	472	498	381	1,391	1,067
Selling expenses	22	22	22	66	67
General and administrative expenses	76	75	80	238	253
Research and development expenses	4	4	5	12	14
Charges for integration and restructuring, closures and asset impairments	151	14	16	178	141
Charges for product remediation	50	190	—	240	—
Other operating costs (income), net	12	(12)	(3)	2	(56)
Operating income from continuing operations	157	205	261	655	648
Equity earnings from joint ventures	—	1	9	1	21
Non-operating pension and other postretirement benefit (costs) credits	(8)	(16)	13	(46)	37
Interest income and other	9	11	15	29	34
Interest expense, net of capitalized interest	(100)	(98)	(114)	(297)	(323)
Earnings from continuing operations before income taxes	58	103	184	342	417
Income taxes	(34)	27	(22)	(31)	(64)
Earnings from continuing operations	24	130	162	311	353
Earnings from discontinued operations, net of income taxes	—	—	65	—	123
Net earnings	24	130	227	311	476
Dividends on preference shares	—	—	—	—	(22)
Net earnings attributable to Weyerhaeuser common shareholders	$24	$130	$227	$311	$454
(1) Discontinued operations as presented herein consist of the operations of our former Cellulose Fibers segment. The corresponding assets and liabilities were classified as discontinued operations on our balance sheet.

(2) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.03	$0.17	$0.22	$0.41	$0.47
Discontinued operations	—	—	0.08	—	0.17
Net earnings per share	$0.03	$0.17	$0.30	$0.41	$0.64

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.03	$0.17	$0.21	$0.41	$0.46
Discontinued operations	—	—	0.09	—	0.18
Net earnings per share	$0.03	$0.17	$0.30	$0.41	$0.64

Dividends paid per common share	$0.31	$0.31	$0.31	$0.93	$0.93

Weighted average shares outstanding (in thousands):
Basic	752,630	753,535	749,587	752,301	708,395
Diluted	756,451	756,903	754,044	756,058	712,205

Common shares outstanding at end of period (in thousands)	752,711	753,051	747,933	753,051	747,933

Weyerhaeuser Company
Q3.2017 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net earnings	$24	$130	$227	$311	$476
Earnings from discontinued operations, net of income taxes	—	—	(65)	—	(123)
Equity earnings from joint ventures	—	(1)	(9)	(1)	(21)
Non-operating pension and other postretirement benefit costs (credits)	8	16	(13)	46	(37)
Interest income and other	(9)	(11)	(15)	(29)	(34)
Interest expense, net of capitalized interest	100	98	114	297	323
Income taxes	34	(27)	22	31	64
Operating income from continuing operations	157	205	261	655	648
Depreciation, depletion and amortization	129	132	138	394	375
Basis of real estate sold	10	24	19	48	49
Unallocated pension service costs	—	1	2	3	4
Special items	210	207	14	429	107
Adjusted EBITDA*	$506	$569	$434	$1,529	$1,183

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net earnings attributable to Weyerhaeuser common shareholders	$24	$130	$227	$311	$454
Plum Creek merger- and integration-related costs	2	3	10	15	112
Uruguay impairment	147	—	—	147	—
Gain on sale of non-strategic asset	—	—	—	—	(22)
Legal expense	—	—	—	—	7
Countervailing and antidumping duties	8	4	—	12	—
Impairment of non-strategic asset	—	4	—	4	—
Product remediation	31	118	—	149	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	212	259	237	638	551
Earnings from discontinued operations, net of income taxes	—	—	(65)	—	(123)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$212	$259	$172	$638	$428

per share	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.03	$0.17	$0.30	$0.41	$0.64
Plum Creek merger- and integration-related costs	—	—	0.02	0.02	0.16
Uruguay impairment	0.20	—	—	0.19	—
Gain on sale of non-strategic asset	—	—	—	—	(0.03)
Legal expense	—	—	—	—	0.01
Countervailing and antidumping duties	0.01	0.01	—	0.01	—
Impairment of non-strategic asset	—	0.01	—	0.01	—
Product remediation	0.04	0.15	—	0.20	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.28	0.34	0.32	0.84	0.78
Earnings from discontinued operations, net of income taxes	—	—	(0.09)	—	(0.18)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.28	$0.34	$0.23	$0.84	$0.60

Weyerhaeuser Company
Q3.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	June 30, 2017	September 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$701	$497	$676
Receivables, less allowances	442	485	390
Receivables for taxes	8	65	84
Inventories	349	340	358
Prepaid expenses and other current assets	177	130	114
Assets held for sale	411	—	—
Total current assets	2,088	1,517	1,622
Property and equipment, net	1,534	1,534	1,562
Construction in progress	190	225	213
Timber and timberlands at cost, less depletion charged to disposals	13,669	13,627	14,299
Minerals and mineral rights, net	314	312	319
Investments in and advances to joint ventures	33	33	56
Goodwill	40	40	40
Deferred tax assets	261	240	293
Other assets	246	259	224
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$18,990	$18,402	$19,243

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$668	$62	$281
Accounts payable	252	259	233
Accrued liabilities	585	702	692
Liabilities held for sale	19	—	—
Total current liabilities	1,524	1,023	1,206
Long-term debt	5,936	5,933	6,329
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred pension and other postretirement benefits	1,230	1,201	1,322
Deposit received from contribution of timberlands to related party	419	416	426
Other liabilities	280	273	269
Total liabilities	9,900	9,357	10,063
Total equity	9,090	9,045	9,180
Total liabilities and equity	$18,990	$18,402	$19,243

Weyerhaeuser Company
Q3.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Cash flows from operations:
Net earnings	$24	$130	$227	$311	$476
Noncash charges (credits) to income:
Depreciation, depletion and amortization	129	131	139	393	428
Basis of real estate sold	10	24	19	48	49
Deferred income taxes, net	3	3	40	9	96
Net gains on disposition of assets and operations	(2)	(6)	(70)	(15)	(121)
Pension and other postretirement benefits	15	25	—	72	5
Other noncash charges (credits)	156	12	13	181	47
Change in:
Receivables less allowances	(8)	(35)	(6)	(113)	(96)
Receivable for taxes	(17)	(63)	2	(116)	37
Inventories	21	11	32	4	49
Prepaid expenses	(4)	4	(2)	(9)	(3)
Accounts payable and accrued liabilities	192	129	25	184	61
Pension and postretirement contributions	(15)	(22)	(54)	(59)	(83)
Distributions of earnings received from joint ventures	—	1	—	1	5
Other	(15)	(21)	(18)	(44)	(64)
Net cash from operations	489	323	347	847	886

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(74)	(87)	(120)	(213)	(260)
Timberlands reforestation costs	(13)	(10)	(9)	(46)	(43)
Acquisition of timberlands	—	—	(2)	—	(10)
Proceeds from sale of assets and operations	4	411	296	423	379
Proceeds from contribution of timberlands to related party	—	—	—	—	440
Distributions of investment received from joint ventures	23	—	7	23	34
Cash and cash equivalents acquired in the merger with Plum Creek	—	—	—	—	9
Other	22	(16)	45	5	42
Cash from (used in) investing activities	(38)	298	217	192	591

Cash flows from financing activities:
Cash dividends on common shares	(233)	(233)	(231)	(699)	(700)
Cash dividends on preference shares	—	—	(11)	—	(22)
Proceeds from issuance of long-term debt	—	225	300	225	1,698
Payments of long-term debt	—	(831)	—	(831)	(723)
Proceeds from borrowing on line of credit	—	100	—	100	—
Payments on line of credit	—	(100)	—	(100)	—
Repurchase of common stock	—	—	(374)	—	(2,003)
Other	28	14	39	87	40
Cash used in financing activities	(205)	(825)	(277)	(1,218)	(1,710)

Net change in cash and cash equivalents	246	(204)	287	(179)	(233)

Cash and cash equivalents from continuing operations at beginning of period	$455	$701	$485	$676	1,011
Cash and cash equivalents from discontinued operations at beginning of period	—	—	7	—	1
Cash and cash equivalents at beginning of period	$455	$701	$492	$676	1,012

Cash and cash equivalents from continuing operations at end of period	$701	$497	$769	$497	$769
Cash and cash equivalents from discontinued operations at end of period	—	—	10	—	10
Cash and cash equivalents at end of period	$701	$497	$779	$497	$779

Cash paid (received) during the period for:
Interest, net of amount capitalized	$72	$123	$142	$315	$367
Income taxes	$47	$23	$(1)	$129	$(26)

Weyerhaeuser Company	Total Company Statistics
Q3.2017 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q2	Q3		Year-to-date
	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$7	$8	$8	$23	$23
Pension and postretirement credits not allocated:
Unallocated pension service costs	—	1	2	3	4
Non-operating pension and other postretirement benefit costs (credits)	8	16	(13)	46	(37)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	—	—	—	5
Total pension and postretirement costs (credits) for continuing operations	15	25	(3)	72	(5)
Pension and postretirement service costs directly attributable to discontinued operations	—	—	3	—	10
Total company pension and postretirement costs	$15	$25	$—	$72	$5

Cash spent for capital expenditures for continuing operations	$(87)	$(97)	$(100)	$(259)	$(240)

Weyerhaeuser Company				Timberlands Segment
Q3.2017 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations

in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$469	$491	$484	$1,446	$1,342
Intersegment sales		163	179	216	544	631
Total net sales		632	670	700	1,990	1,973
Cost of products sold		476	517	559	1,512	1,527
Gross margin		156	153	141	478	446
Selling expenses		1	1	1	3	4
General and administrative expenses		23	24	20	71	80
Research and development expenses		4	3	4	10	12
Charges for integration and restructuring, closures and assets impairments		147	—	—	147	—
Other operating income, net		(7)	(6)	(6)	(20)	(26)
Operating income and Net contribution to earnings		$(12)	$131	$122	$267	$376

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Operating income		$(12)	$131	$122	$267	$376
Depreciation, depletion and amortization		87	89	101	270	266
Special items		147	—	—	147	—
Adjusted EBITDA*		$222	$220	$223	$684	$642
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Uruguay impairment		$(147)	$—	$—	$(147)	$—
Selected Segment Items

		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Total decrease (increase) in working capital (1)		$(5)	$(3)	$(15)	$(45)	$(40)
Cash spent for capital expenditures		$(25)	$(24)	$(26)	$(79)	$(77)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)(3)

		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Third Party Net Sales (millions)	Delivered logs:
	West	$227	$221	$217	$673	$664
	South	148	155	160	451	415
	North	16	25	29	68	61
	Other	11	17	11	48	25
	Total delivered logs	402	418	417	1,240	1,165
	Stumpage and pay-as-cut timber	17	23	24	52	62
	Products from international operations	21	23	21	63	58
	Recreational and other lease revenue	15	16	15	45	29
	Other revenue	14	11	7	46	28
	Total	$469	$491	$484	$1,446	$1,342
Delivered Logs Third Party Sales Realizations (per ton)	West	$105.84	$116.03	$98.18	$108.43	$98.99
	South	$34.48	$34.24	$35.27	$34.40	$35.64
	North	$63.49	$59.02	$59.17	$60.24	$61.06
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,143	1,910	2,209	6,210	6,705
	South	4,285	4,527	4,538	13,105	11,659
	North	253	428	503	1,135	1,005
	Other	292	424	263	1,226	601
Fee Harvest Volumes (tons, thousands)	West	2,652	2,230	2,744	7,539	8,525
	South	6,473	6,953	6,992	19,799	19,083
	North	383	565	678	1,570	1,392
	Other	444	569	191	1,384	372
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company				Real Estate, Energy and Natural Resources Segment
Q3.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$46	$82	$48	$181	$125
Intersegment sales		—	—	—	—	—
Total net sales		46	82	48	181	125
Cost of products sold		16	31	26	67	65
Gross margin		30	51	22	114	60
Selling expenses		—	—	—	—	—
General and administrative expenses		7	6	7	20	19
Charges for integration, restructuring, closures and asset impairments		—	—	—	—	1
Other operating costs (income), net		—	(1)	1	(1)	(1)
Operating income		23	46	14	95	41
Equity earnings (loss) from joint ventures(1)		—	1	1	1	1
Net contribution to earnings		$23	$47	$15	$96	$42
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Operating income		$23	$46	$14	$95	$41
Depreciation, depletion and amortization		4	4	4	11	9
Basis of real estate sold		10	24	19	48	49
Adjusted EBITDA*		$37	$74	$37	$154	$99
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures		$(1)	$(1)	$—	$(2)	$(1)

Segment Statistics

		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Net Sales (millions)	Real Estate	$27	$64	$31	$128	$87
	Energy and natural resources	19	18	17	53	38
	Total	$46	$82	$48	$181	$125
Acres sold	Real Estate	10,003	35,749	12,853	59,009	38,098
Price per acre	Real Estate	$2,714	$1,784	$2,354	$2,081	$2,271

Weyerhaeuser Company		Wood Products Segment
Q3.2017 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations
in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$1,293	$1,299	$1,177	$3,746	$3,302
Intersegment sales		—	—	17	—	61
Total net sales		1,293	1,299	1,194	3,746	3,363
Cost of products sold		1,002	1,005	980	2,933	2,799
Gross margin		291	294	214	813	564
Selling expenses		19	20	21	60	63
General and administrative expenses		32	30	24	94	81
Research and development expenses		—	1	1	2	2
Charges for integration and restructuring, closures and asset impairments		2	8	1	11	6
Charges for product remediation		50	190	—	240	—
Other operating costs (income), net		11	5	(3)	17	(1)
Operating income and Net contribution to earnings		$177	$40	$170	$389	$413

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Operating income		$177	$40	$170	$389	$413
Depreciation, depletion and amortization		36	37	33	108	96
Special items		61	201	—	262	—
Adjusted EBITDA*		$274	$278	$203	$759	$509
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Countervailing and antidumping duties		$(11)	$(5)	$—	$(16)	$—
Impairment on non-strategic asset		—	(6)	—	(6)	—
Product remediation		(50)	(190)	—	(240)
Total		$(61)	$(201)	$—	$(262)	$—

Selected Segment Items
		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Total decrease (increase) in working capital (1)		$113	$150	$49	$141	$(48)
Cash spent for capital expenditures		$(61)	$(71)	$(71)	$(176)	$(152)
(1) Working capital does not include cash balances.
Segment Statistics
in millions, except for third-party sales realizations		Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Structural Lumber (board feet)	Third party net sales	$538	$525	$495	$1,541	$1,412
	Third party sales realizations	$441	$448	$401	$434	$389
	Third party sales volumes (2)	1,218	1,172	1,233	3,548	3,634
	Production volumes	1,146	1,093	1,130	3,391	3,464
Engineered Solid Section (cubic feet)	Third party net sales	$130	$131	$119	$378	$343
	Third party sales realizations	$1,979	$2,047	$1,916	$1,970	$1,935
	Third party sales volumes (2)	6.6	6.4	6.2	19.2	17.7
	Production volumes	6.6	6.4	5.7	19.3	17.2
Engineered I-joists (lineal feet)	Third party net sales	$85	$93	$79	$251	$218
	Third party sales realizations	$1,522	$1,529	$1,475	$1,512	$1,483
	Third party sales volumes (2)	57	60	53	166	147
	Production volumes	53	58	49	161	141
Oriented Strand Board (square feet 3/8")	Third party net sales	$225	$243	$199	$671	$544
	Third party sales realizations	$295	$328	$256	$295	$237
	Third party sales volumes (2)	764	741	776	2,274	2,296
	Production volumes	754	744	777	2,256	2,259
Softwood Plywood (square feet 3/8")	Third party net sales	$47	$45	$48	$136	$133
	Third party sales realizations	$380	$386	$378	$381	$369
	Third party sales volumes (2)	123	117	127	358	368
	Production volumes	99	88	105	284	304
Medium Density Fiberboard (square feet 3/4")	Third party net sales	$51	$48	$49	$146	$113
	Third party sales realizations	$845	$821	$761	$820	$765
	Third party sales volumes (2)	60	58	64	177	147
	Production volumes	63	63	68	182	155
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items
Q3.2017 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our timberland venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Unallocated corporate function expenses	$(17)	$(19)	$(21)	$(55)	$(62)
Unallocated share-based compensation	—	(1)	(4)	(7)	(5)
Unallocated pension service costs	—	(1)	(2)	(3)	(4)
Foreign exchange gains (losses)	—	3	(1)	—	13
Elimination of intersegment profit in inventory and LIFO	(3)	3	2	(6)	(6)
Gain on sale of non-strategic asset	1	4	1	8	45
Charges for integration and restructuring, closures and asset impairments:
Plum Creek merger- and integration-related costs	(2)	(6)	(14)	(20)	(132)
Other restructuring, closures and asset impairments	—	—	(1)	—	(2)
Other	(10)	5	(5)	(13)	(29)
Operating income (loss)	(31)	(12)	(45)	(96)	(182)
Equity earnings from joint venture (1)	—	—	8	—	20
Non-operating pension and other postretirement benefit (costs) credits (2)	(8)	(16)	13	(46)	37
Interest income and other	9	11	15	29	34
Net contribution to earnings	$(30)	$(17)	$(9)	$(113)	$(91)
(1) 2016 results include equity earnings from our Timberland Venture, which was consolidated as a wholly-owned subsidiary effective August 31, 2016.
(2) During Q1 2017 we adopted ASU 2017-07. This ASU requires us to show components of pension and other post retirement benefit costs (interest, expected return on plan assets, amortization of actuarial gains or losses, amortization of prior service credits or costs) on the Consolidated Statement of Operations as a line item outside of "Operating income." We reclassified these components for all periods shown above.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Operating income (loss)	$(31)	$(12)	$(45)	$(96)	$(182)
Depreciation, depletion and amortization	2	2	—	5	4
Unallocated pension service costs	—	1	2	3	4
Special items	2	6	14	20	107
Adjusted EBITDA*	$(27)	$(3)	$(29)	$(68)	$(67)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Plum Creek merger- and integration-related costs	(2)	(6)	(14)	(20)	(132)
Gain on sale of non-strategic asset	—	—	—	—	36
Legal expense	—	—	—	—	(11)
Total	$(2)	$(6)	$(14)	$(20)	$(107)

Unallocated Selected Items

	Q2.2017	Q3.2017	Q3.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures	$—	$(1)	$(3)	$(2)	$(10)